                                                                      Exhibit 24

                              WACHOVIA CORPORATION

                                POWER OF ATTORNEY

     KNOW ALL MEN BY THESE PRESENTS that the undersigned directors and officers of WACHOVIA CORPORATION (the "Corporation") hereby constitute and appoint Mark
C. Treanor, Ross E. Jeffries, Jr. and Anthony R. Augliera, and each of them severally, the true and lawful agents and attorneys-in-fact of the undersigned with full power and authority in said agents and the attorneys-in-fact, and in any one of them, to sign for the undersigned and in their respective names as directors and officers of the Corporation, one or more Registration Statements to be filed with the Securities and Exchange Commission under the Securities Act of 1933, as amended, relating to the registration of debt securities of the former Wachovia Corporation and its affiliates, and to sign any and all amendments to such Registration Statements.

                 Signature                             Capacity
                 ---------                             --------

          /s/ G. Kennedy Thompson               President, Chief Executive
-------------------------------------------     Officer and Director
            G. Kennedy Thompson


          /s/ Leslie M. Baker Jr.               Chairman and Director
-------------------------------------------
            Leslie M. Baker Jr.


            /s/ Robert P. Kelly                 Executive Vice President and
-------------------------------------------     Chief Financial Officer
              Robert P. Kelly


            /s/ David M. Julian                 Senior Vice President and
-------------------------------------------     Corporate Controller (Principal
              David M. Julian                   Accounting Officer)


           /s/ F. Duane Ackerman                Director
-------------------------------------------
             F. Duane Ackerman


           /s/ James S. Balloun                 Director
-------------------------------------------
             James S. Balloun


           /s/ Erskine B. Bowles                Director
-------------------------------------------
             Erskine B. Bowles


            /s/ Robert J. Brown                 Director
-------------------------------------------
              Robert J. Brown

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                 Signature                      Capacity
                 ---------                      --------

             /s/ Peter C. Browning              Director
-------------------------------------------
               Peter C. Browning


            /s/ John T. Casteen III             Director
-------------------------------------------
              John T. Casteen III


          /s/ William H. Goodwin Jr.            Director
-------------------------------------------
            William H. Goodwin Jr.


             /s/ Robert A. Ingram               Director
-------------------------------------------
               Robert A. Ingram


             /s/ Radford D. Lovett              Director
-------------------------------------------
               Radford D. Lovett


            /s/ Mackey J. McDonald              Director
-------------------------------------------
              Mackey J. McDonald


              /s/ Joseph Neubauer               Director
-------------------------------------------
                Joseph Neubauer


            /s/ Lloyd U. Noland III             Director
-------------------------------------------
              Lloyd U. Noland III


               /s/ Ruth G. Shaw                 Director
-------------------------------------------
                 Ruth G. Shaw


              /s/ Lanty L. Smith                Director
-------------------------------------------
                Lanty L. Smith


           /s/ John C. Whitaker Jr.             Director
-------------------------------------------
             John C. Whitaker Jr.


             /s/ Dona Davis Young               Director
-------------------------------------------
               Dona Davis Young



Dated: October 1, 2001
Charlotte, North Carolina